Exhibit 10.12

1 EXECUTIVE EMPLOYMENT AGREEMENT This EXECUTIVE EMPLOYMENT AGREEMENT (this “Agreement”) is entered into as of March 3rd, 2021 (the “Effective Date”) by and between Direct Digital Holdings, LLC (the “Company”), and Anu Pillai (“Executive”). WHEREAS, Executive has a current employment agreement that is in effect and controls the employment relationship through the remainder of calendar year 2020; WHEREAS, the Company desires to employ Executive as its Chief Technical Officer (“CTO”), and Executive desires to continue to be employed by the Company, in each case, upon the terms and conditions set forth herein; WHEREAS, Executive acknowledges that, in the course of Executive’s employment with the Company, Executive will be provided with access to and will use the Company’s Confidential Information (as defined below) in the performance of job duties; NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and Executive hereby agree as follows: 1. Employment. 1.1 Position and Duties. Subject to the terms and provisions set forth in this Agreement, during the Term of Employment (as defined below) Executive shall be employed as the Company’s Chief Digital Officer. Executive shall have the duties, responsibilities and authorities normally associated with such position and such other positions and other duties and responsibilities consistent with the position of CDO as are assigned by the CEO of Direct Digital Holdings, LLC and the Board of Managers of Direct Digital Holdings, LLC (the “Board”) from time to time. 1.2 Time and Efforts. During the Term of Employment, Executive shall devote Executive’s reasonable best efforts and Executive’s full business time and attention to the business and affairs of the Company. Executive shall not engage, directly or indirectly, in any other business, investment or commercial activity that (a) interferes with the performance of Executive’s duties under this Agreement, (b) is contrary to the interests of the Company, or (c) requires any portion of Executive’s business time. 1.3 Term. The term of employment under this Agreement shall commence on the Effective Date and shall continue for a period of one year (“Initial Term”). At the end of the Initial Term and every year thereafter, this Agreement shall be automatically extended for one year (“Renewal Term”) unless, not later than sixty (“60”) days prior to the expiration of such term, either party shall have given notice that it does not wish to extend the Agreement or the Agreement is otherwise terminated pursuant to Section 3. 2. Compensation and Other Benefits. 2.1 Base Salary. Beginning in calendar year 2021, during the Term of employment, Executive shall receive a base salary per annum, payable in accordance with the Company’s normal payroll practices as in effect from time to time, of One Hundred and Sixty Thousand Dollars and Zero Cents ($160,000.00) (“Base Salary”), less all applicable withholdings and deductions.

2 2.2 Performance Bonus. In addition to Executive’s base salary, Executive will be eligible to participate in an executive compensation bonus program based on achieving the agreed EBITDA goals laid out in the annual budget. Executive’s annual bonus will have the following components to it: (a.) If Company achieves 2021 EBITDA base budget target of $8.3 million (“Budget EBITDA”), Executive will receive a bonus equal to 20% of base salary. (b.) There will also be a second bonus component. If Company exceeds 2021 EBITDA in excess of $10.5million Executive will be paid an additional bonus equal to 10% of base salary. (c.) Bonuses will be paid as targets are met throughout the year. In order for Executive to receive payment, Executive needs to be employed by the Company when the bonuses are deemed earned. 2.3 Benefit Plans. During the Term of employment, Executive shall be eligible to participate in and be covered on the same basis as other similarly situated employees of the Company, under all employee benefit plans and programs maintained by the Company. Nothing herein shall obligate the Company to offer any specific benefit plans, programs or arrangements to Executive or to continue benefits formerly offered by the Company or any of its subsidiaries, provided, however, that a health insurance program will be provided. 2.4 Expenses. During the Term of employment, the Company shall pay or reimburse Executive for reasonable and necessary expenses directly incurred by Executive in the course of Executive’s employment in accordance with the Company’s standard policies and practices as in effect from time to time. 3. Termination. “Termination Date” means the date Executive’s employment with the Company ends regardless of the reason. On the Termination Date, Executive shall be deemed to have immediately ceased all of his positions with the Company, including any and all Board, officer, director or other positions Executive then holds with the Company. 3.1 Termination by the Company for Cause. The Company may terminate Executive’s employment, with cause, effective immediately, by providing written notice to Executive. For purposes of this Agreement, the term “for cause” shall mean the following: (a) Executive’s commission of fraud in connection with his employment with the Company, or theft, misappropriation or embezzlement of Company funds; (b) conviction of any felony crime, the effect of which shall be deemed to adversely affect the Company; (c) failure to follow a reasonable and lawful directive of the Board or an authorized Company officer or director following five business days’ notice that such failure shall constitute grounds for termination for cause and twenty days in which to cure such failure; or (d) drug or alcohol abuse that adversely affects the performance of duties hereunder, provided that Executive has been given 30 days’ prior written notice by the Company of its intent to terminate Executive pursuant to this provision, during which time Executive has not demonstrated cessation of such drug or alcohol abuse. 3.2 Termination by the Company Without Cause. The Company may terminate Executive’s employment without cause by providing written notice to the Executive, provided, however, in the event employment is terminated without cause, the Company shall be obligated to pay Executive’s salary and continue existing benefits for the balance of the Term. 3.3 Termination by Executive. Executive may terminate Executive’s employment by providing sixty (60) days written notice to the Company; provided, however, the Company, in its sole discretion, may choose to accept Executive’s resignation effective immediately, provided that in this event Company will continue to pay Executive for the balance of the notice period. If the Company is sold or changes ownership, the stipulation requiring the

3 Executive to provide sixty (60) days written notice to the Company will be considered void. 4. Successors and Assigns. This Agreement is personal to Executive and, without the prior express written consent of the Company, shall not be assignable by Executive. This Agreement shall inure to the benefit of and be enforceable by Executive’s heirs, beneficiaries and/or legal representatives. This Agreement shall be fully assignable by the Company and its respective successors, purchasers and assigns. 5. Restrictive Covenants. As an inducement and as essential consideration for the Company to enter into this Agreement with Executive, Executive hereby agrees to the restrictive covenants contained in this Section 5. The Parties agree that the Company would not have entered into this Agreement without Executive’s consent to the restrictive covenants set forth in this Section 5. 5.1 Non-Competition. During the period commencing 30 days after the Effective Date and ending on the one (1) year anniversary of the Termination Date, Executive shall not, without the advance written consent of the Company, such consent to be granted or withheld in the Company’s sole discretion, either directly or indirectly, anywhere within the geographic boundaries of the State of California as a proprietor, partner, stockholder (except as the holder of not more than one percent (1%) of the outstanding stock of a publicly held company), owner, member, director, employee, executive, consultant, independent contractor, joint venturer, investor or in any other capacity, become employed by, engage in, affiliate with, own, manage, operate or control, or participate in the ownership, management, operation or control of, any entity that engages in any business activity conducted by the Company. 5.2 Non-Solicitation. During the period commencing on the Effective Date and ending on the one (1) year anniversary of the Termination Date, Executive shall not (except on behalf of the Company): 5.2.1 directly or indirectly, on Executive’s own behalf or on behalf of any Person (as defined below), solicit, divert, induce, call on, take away, do business with or otherwise harm the Company’s relationship with, or attempt to contact, divert, induce, call on, take away, do business with or otherwise harm the Company’s relationship with, (a) any past or present client, customer or business relation of the Company, or (b) any Person which has, as of the Termination Date, a business relationship with the Company, including, without limitation, a sales representative, supplier, lender, borrower, guarantor, landlord, tenant, lessor or lessee, and employees; or 5.2.2 directly or indirectly, on Executive’s own behalf or on behalf of any other Person, solicit, employ, interfere with or attempt to entice away from the Company, any individual who is: employed by the Company at the time of such solicitation, employment, interference or enticement. 5.2.3 “Person” means any individual or corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, governmental authority or other entity of any kind. 5.3 Confidentiality. Executive shall not, during the Term of Employment and at any time thereafter, without the prior express written consent of the Company, directly or indirectly divulge, disclose or make available or accessible any Confidential Information (as defined below) to any Person, firm, partnership, corporation, trust or any other entity or third party (other than when required to do so in good faith to perform Executive’s duties and responsibilities or when required to do so by a lawful order of a court of competent jurisdiction, any governmental authority or agency or any recognized subpoena power). In addition, Executive shall not create any derivative work or other product based on or resulting from any Confidential Information (except in the good faith performance of Executive’s duties under this Agreement). Executive shall also proffer to the Company’s designee, no later than the effective date of any termination of Executive’s employment with the Company for any reason, and without retaining any copies, notes or excerpts thereof, all memoranda, computer disks or other media, computer programs, diaries, notes,

4 records, data, customer, or client lists, marketing plans and strategies and any other documents consisting of Confidential Information that are in Executive’s actual possession or which are subject to Executive’s control at such time. For purposes of this Agreement, “Confidential Information” shall mean all information respecting the business and activities of the Company, including, without limitation, the terms and provisions of this Agreement, any information relating to the clients, customers, suppliers, employees, consultants, computer or other files, projects, products, computer disks or other media, computer hardware or computer software programs, marketing plans, financial information, methodologies, know-how, processes, practices, approaches, projections, forecasts, formats, systems, data gathering methods, trade secrets and/or strategies of the Company. Notwithstanding the immediately preceding sentence, Confidential Information shall not include any information that is, or becomes, generally available to the public (unless such availability occurs as a result of Executive’s breach of any portion of this Section 5.3). 5.3.1 Defend Trade Secrets Act Notice. An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law. An individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal; and does not disclose the trade secret, except pursuant to court order. 5.3.2 Confidentiality Notice. Executive understands and acknowledges that Executive’s duty of confidentiality, non-disclosure and non-disparagement (as set forth below) pursuant to this Agreement does not limit or restrict Executive’s ability to communicate directly with the U.S. Securities and Exchange Commission about a possible securities law violation, nor limit nor restrict Executive’s Section 7 rights under the National Labor Relations Act, nor limit nor restrict Executive’s right to communicate with the Equal Opportunity Employment Commission or any other federal, state, or local government agency, office, or official. 5.3.3 Non-Disparagement. During and after the Term of Employment, the parties agree not to criticize, denigrate or otherwise disparage each other or any of the other parties’ employees, products, processes, policies, practices, or standards of business conduct; provided, however, nothing in this Agreement will prohibit Executive from complying with any valid subpoena or court order or from exercising any legal rights to which Executive is entitled. 5.4 Ownership of Inventions. Each Invention (as defined below) made, conceived or first actually reduced to practice by Executive, whether alone or jointly with others, during the Term of Employment and each Invention made, conceived or first actually reduced to practice by Executive, within two (2) years after the Termination Date, which relates in any way to work performed for the Company during the Term of Employment, shall be promptly disclosed in writing to the Company. As used in this Agreement, “Invention” means any invention, discovery, improvement or innovation with regard to any facet of the business of the Company, whether or not patentable, made, conceived or first actually reduced to practice by Executive, alone or jointly with others, in the course of, in connection with, or as a result of service as an employee of the Company, including any art, method, process, machine, manufacture, design or composition of matter or any improvement thereof. Each Invention shall be the sole and exclusive property of the Company. Executive agrees to execute an assignment to the Company or its nominee of Executive’s entire right, title and interest in and to any Invention, without compensation beyond that provided in this Agreement. 5.5 Works for Hire. Executive also acknowledges and agrees that all works of

5 authorship, in any format or medium, created wholly or in part by Executive, whether alone or jointly with others, in the course of performing Executive’s duties for the Company, or while using the facilities or money of the Company, whether or not during Executive’s work hours, are works made for hire (“Works”), as defined under United States copyright law, and that the Works (and all copyrights arising in the Works) are owned exclusively by the Company. To the extent any such Works are not deemed to be works made for hire, Executive agrees, without compensation beyond that provided in this Agreement, to execute an assignment to the Company or its nominee of all right, title and interest in and to such Works, including all rights of copyright arising in or related to such Works. 5.6 Injunctive Relief. Executive acknowledges and agrees that the Company will have no adequate remedy at law and would be irreparably harmed, if Executive actually breaches or threatens to breach any of the provisions of this Section 5. Executive agrees that the Company shall be entitled to equitable and/or injunctive relief to prevent any actual breach or threatened breach of this Section 5, and to specific performance of each of the terms of such Section in addition to any other legal or equitable remedies that the Company may have pursuant to this Section 5. In the event of breach or threatened breach by Executive of any provision of this Section 5, the Company shall also be entitled to recovery of all attorneys’ fees and costs incurred by the Company in obtaining such relief. 5.7 Special Severability. The terms of Section 5.1 through Section 5.6 are intended to be separate and divisible provisions and if, for any reason, any one or more of them is held to be invalid or unenforceable, neither the validity nor the enforceability of any other provision of this Agreement shall thereby be affected. It is the intention of the parties to this Agreement that the potential restrictions on Executive’s future employment imposed by this Section 5 be reasonable in both duration and geographic scope and in all other respects. If for any reason any court of competent jurisdiction shall find any provisions of this Section 5 unreasonable in duration or geographic scope or otherwise, the restrictions and prohibitions contained herein that have not become null, void and of no effect shall be effective to the fullest extent allowed under applicable law in such jurisdiction and the court shall modify any unduly restrictive provision to the point of greatest restriction permissible by law. 6. Miscellaneous. 6.1 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applied without reference to principles of conflict of laws. 6.2 Amendments. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives. 6.3 Notices. All notices and other communications hereunder shall be in writing and shall be given by hand-delivery to the other party by reputable overnight courier, by facsimile or registered or certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Company: Direct Digital Holdings, LLC 1233 West Loop South Suite 1170 Houston, TX 77027 with a copy, which shall not constitute notice, to: McGuireWoods LLP Attn: Stuart M. Rasley 2000 McKinney Ave,, Suite 1400 Dallas, TX 75201

6 if to Executive: Anu Pillai 758 Division Street Barrington, IL 60010 or to such other address as any party shall have furnished to the other in writing in accordance herewith. All such notices shall be deemed to have been duly given: (a) when delivered personally to the recipient; (b) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid); (c) upon transmission by facsimile if a customary confirmation of transmission is received during normal business hours and, if not, the next business day after transmission; or (d) four (4) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. 6.4 Section 409A Compliance. This Agreement is intended to comply with Section 409A (to the extent applicable), and the parties hereto agree to interpret, apply and administer this Agreement in the least restrictive manner necessary to comply therewith and without resulting in any increase in the amounts owed hereunder by the Company. Notwithstanding anything herein to the contrary, the Company shall have no liability to Executive or to any other Person if the payments and benefits provided in this Agreement that are intended to be exempt from or compliant with Section 409A are not so exempt or compliant. 6.5 Severability. Except as set forth in Section 5.7, the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. 6.6 Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. 6.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same Agreement. 6.8 Entire Agreement. This Agreement contains the entire agreement between the parties, including their respective affiliates, concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect thereto. 6.9 Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement hereunder for any reason to the extent necessary to the intended provision of such rights and the intended performance of such obligations. [ Signature page to follow ]

7 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. COMPANY: Direct Digital Holdings, LLC By: Name: Title: EXECUTIVE: Anu Pillai Mark D. Walker CEO